Exhibit 99.1

Safe and Green Development Corporation Releases Shareholder Letter Regarding Decision to Acquire Resource Group

MIAMI, FL Mar 5th, 2025 -- Safe and Green Development Corporation (NASDAQ: SGD) (“SGD” or the “Company”), a real estate development and innovation company, is released a letter to Shareholders regarding its decision to acquire 100% of the equity interests in Resource Group US Holdings LLC.

“Dear Shareholders,

We wanted to provide you with insight into our decision to move forward with the acquisition of Resource Group US Holdings LLC and the strategic reasoning behind this pivotal move. Resource Group, as you may already be aware, is a company that holds an exclusive license to a cutting-edge technology, which grants it a significant competitive advantage in the composting and engineered soils industry. The closing of this transaction is only contingent on customary closing conditions and completion of Resource Group’s audit.

Our decision to acquire Resource Group represents a calculated shift in our business model, as we intend to leverage our expertise in real estate development by utilizing Resource Group’s technology to redevelop forthcoming land opportunities. However, going forward, the primary focus of our company will be on Resource Group’s core business, capitalizing on the opportunities it presents for our growth initiatives.

One of the key factors that made Resource Group an attractive acquisition target is its vertical integration and ownership of a logistics business. This opens up additional avenues for growth through mergers and acquisitions as well as our current soils industry opportunities expanding our market presence and enhancing our competitive edge.

Resource Group’s remarkable performance in recent years is another compelling factor that influenced our decision. They have demonstrated substantial growth, increasing their revenues from $16 million (unaudited) in 2023 to an impressive $19.1 million (unaudited) in 2024. Through the completion of this acquisition, we anticipate pro forma revenues of approximately $25 million in 2025. Such growth prospects are indicative of Resource Group’s potential to change the financial profile of SGD significantly.

Moreover, the scalability and replicability of Resource Group’s business model offer an exciting opportunity for rapid expansion in multiple markets and industry sectors. As we set our sights on addressing a sizable $3.2 billion market in Florida alone, the potential for unlocking substantial value becomes truly evident.

We firmly believe that this acquisition will create tremendous value for our shareholders. It is unfortunate that the market has not fully recognized the transformative potential and effect this deal will have on our company and the value it will generate for our esteemed shareholders.

In conclusion, we are confident that the acquisition of Resource Group aligns perfectly with our long-term strategic goals and our commitment to our protecting our shareholders interest. By leveraging their exclusive technology and capitalizing on their core business, we anticipate the creation of sustainable value for SGD and its shareholders. We remain committed to executing this acquisition seamlessly and delivering strong financial performance in the years to come.

Thank you for your continued support.”

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In connection with the proposed transaction between the Company and Resource Group and the members of Resource Group, the Company intends to file with the SEC a proxy statement for its stockholders to vote on the approval of the issuance shares of the Company’s restricted common stock under a convertible note to be issued to the members of Resource Group at closing, which together with the issuance of shares of the Company’s restricted common stock equal to 19% of the Company’s outstanding shares of common stock at closing, will equal 49% of the Company’s outstanding shares of common stock at closing. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and shareholders will be able to obtain free copies of these documents (if and when available), and other documents containing important information about the Company and Resource Group, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s website at www.sgdevco.com.

Participants in the Solicitation

The Company, Resource Group and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of the Company is set forth in the Company’s proxy statement for its 2024 annual meeting of shareholders, which was filed with the SEC on May 31, 2024, and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on April 1, 2024. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the Company using the source indicated above.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. No offer of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward-Looking Statements

This communication may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 as amended and Section 21E of the Securities Exchange Act of 1934 as amended. All statements other than statements of historical fact are or may be deemed to be forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “should,” “potential,” “continue,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates” and similar expressions and include statements regarding acquiring the equity interests in Resource Group, anticipating pro forma revenues of approximately $25 million in 2025 and the acquisition will creating tremendous value for shareholders. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions, and expected future developments, as well as other factors we believe are appropriate in the circumstances. Important factors that could cause actual results to differ materially from current expectations include, among others, the Company’s ability to acquire the equity interests in Resource Group as planned, the Company’ ability to expand the waste-to-value composting business using Resource Group’s proprietary technology and increase cash flow, the Company’s ability to obtain the capital necessary to fund its activities, the Company’s ability to monetize its real estate holdings, and other factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, and its subsequent filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, and the Company undertakes no obligation to revise or update this communication to reflect events or circumstances after the date hereof.

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